EXHIBIT 10.1

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED

INVESTMENT AGREEMENT

This First Amendment (the “Amendment”) is entered into as of August 18, 2010 between Sterling Financial Corporation, a Washington corporation (the “Company”), and Thomas H. Lee Equity Fund VI, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund VI, L.P., a Delaware limited partnership, and Thomas H. Lee Parallel (DT) Fund VI, L.P., a Delaware limited partnership (each, an “Investor” and collectively, the “Investors”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement (as defined below).

WHEREAS, the Company and the Investors are party to a Second Amended and Restated Investment Agreement dated as of May 25, 2010 (the “Original Agreement”) pursuant to which the Investors have agreed, among other things, to purchase certain securities from the Company;

WHEREAS, concurrently with the entry into the Original Agreement, the Company entered into the Warburg Investment Agreement;

WHEREAS, the Company and the Investors have subsequently agreed to modify the number of securities that the Investors shall purchase from the Company under the Original Agreement, and to make certain related modifications to the terms of the Other Private Placements, including to the number of securities to be sold by the Company to Warburg and other investors; and

WHEREAS, to give effect to the foregoing, the parties now wish to amend certain provisions of the Original Agreement and to agree to certain related changes to the Other Private Placements, in each case as set forth herein.

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, the parties hereby agree as follows:

SECTION 1. Amendment to Recitals of Original Agreement. Recitals B, C and D of the Original Agreement are hereby amended, restated and superseded in their entirety as follows:

“B. The Investment. The Company intends to sell to the Investors, and the Investors intend to purchase in the aggregate from the Company, as an investment in the Company, the securities as described herein. The securities to be purchased at the Closing (as defined below) are:

(i)	1,709,150 shares of Convertible Participating Voting Preferred Stock, Series B, no par value per share and liquidation preference $4.60 per share, of the Company, having the terms set forth in

Exhibit A (the “Series B Stock” or “Series B Shares”) each convertible, subject to the approval of the Stockholder Proposals, into 460 shares (and, in the aggregate, 786,209,000 shares) of Common Stock of the Company (the “Common Stock” or “Common Shares”), the price of which Series B Shares shall be equal to the lesser of (x) $0.20 per Common Share on an as converted basis and (y) the lowest price per Common Share on an as converted basis sold in any of the Other Private Placements (the “Preferred Price Adjustment”);

(ii)	68,366,000 shares of Common Stock, the price of which Common Shares shall be equal to the lesser of (x) $0.20 per Common Share and (y) the lowest price per Common Share sold in any of the Other Private Placements (the “Common Price Adjustment”); and

(iii)	a warrant (the “Warrant”) to purchase shares of Common Stock, having the terms set forth in Exhibit B. Until the approval of each of the Stockholder Proposals is obtained, the Warrant shall settle in shares of Series B Stock; thereafter, the Warrant shall settle in shares of Common Stock. The purchase of the Series B Shares, Common Stock and Warrant by the Investors is referred to herein as the “Investment.”

C. Other Private Placements. The Company intends to sell (i) to Warburg Pincus Private Equity X, L.P. (“Warburg”), on the terms and subject to the conditions set forth in the Investment Agreement between Warburg and the Company dated as of May 25, 2010, as amended by the First Amendment thereto dated as of the date hereof (the “Warburg Investment Agreement”), (a) 1,709,150 shares of Series B Stock, (b) 68,366,000 shares of Common Stock and (c) a warrant to purchase shares of Common Stock (together with the Warrant, the “Warrants”) ((a), (b) and (c) collectively, the “Warburg Investment”), and (ii) in one or more private placement transactions to other investors (together with the Warburg Investment, the “Other Private Placements”), up to 155,268,000 shares of Common Stock and up to 3,881,700 shares of Convertible Participating Voting Preferred Stock, Series D, no par value per share and liquidation preference $4.60 per share, of the Company (the “Series D Stock” or “Series D Shares”), such Series D Stock having substantially identical rights, preferences and privileges as the Series B Shares, except that the Series D Stock shall not bear cumulative dividends in the event the Stockholder Proposals shall not have been approved within 120 days of the Closing Date, with the closing of the Other Private Placements to occur simultaneously with the Closing of this transaction.

SECTION 2. Amendment to Section 1.2(b) of Original Agreement. Section 1.2(b) of the Original Agreement is hereby amended, restated and superseded in its entirety as follows:

“(b) Subject to the satisfaction or waiver on the Closing Date of the conditions to the Closing in Section 1.2(c), the Preferred Price Adjustment, the Common Price Adjustment and the adjustments set forth in Section 4.18, if any, at the Closing, the Company shall deliver to the Investors (1)(i) certificates representing 1,709,150 shares of Series B Stock, (ii) certificates representing 68,366,000 shares of Common Stock and (iii) one or more certificates representing the Warrant exercisable to purchase (a) if each of the Stockholder Proposals has not been approved, 188,315 shares of Series B Stock and (b) if each has been so approved, 86,625,000 shares of Common Stock against (2) payment by wire transfer of immediately available United States funds to a bank account designated by the Company for an aggregate purchase price of $170,915,000 (the “Purchase Price”).”

SECTION 3. Amendment to Section 4.19 of Original Agreement. Section 4.19 of the Original Agreement is hereby amended to include the following as the new final paragraph of the section:

“The Investor shall not sell, assign or transfer any of the Securities it holds to a Korean resident (as defined in the Foreign Exchange Transaction Law of Korea) within one year from the issuance date of such Securities, provided that such restriction shall not apply to transactions effected through a U.S. securities exchange.”

SECTION 4. Amendment to Exhibits to Original Agreement. Exhibits A (Form of Series B Certificate) and B (Form of Warrant) are hereby amended, restated and superseded in their entirety by Exhibits A and B to this Amendment.

SECTION 5. Validity and Effectiveness of Original Agreement. Except as set forth herein, the terms and provisions of the Original Agreement shall remain in full force and effect. On or after the date of this Amendment, each reference in the Original Agreement (including the Exhibits and Schedules thereto) to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Original Agreement shall mean and be a reference to the Original Agreement as amended by this Amendment.

SECTION 6. Governing Law and Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Amendment and the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Amendment or the transactions contemplated hereby.

SECTION 7. Execution and Amendment. This Amendment may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Executed signature pages to this Amendment may be delivered by facsimile and such facsimiles shall be deemed as sufficient as if actual signature pages had been delivered, and this Amendment shall be and become effective at such time that each party hereto as duly executed and delivered a counterparty hereof. No amendment or waiver of this Amendment shall be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

STERLING FINANCIAL CORPORATION

By:	/s/ J. Gregory Seibly
	Name:	J. Gregory Seibly
	Title:	President and Chief Executive Officer

[Company Signature Page to Amendment to Second Amended and Restated

Investment Agreement]

THOMAS H. LEE EQUITY FUND VI, L.P.

By:	THL EQUITY ADVISORS VI, LLC,
its general partner
By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member
By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

By:	/s/ Thomas Hagerty
	Name:	Thomas Hagerty
	Title:	Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.

By:	THL EQUITY ADVISORS VI, LLC
its general partner
By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member
By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

By:	/s/ Thomas Hagerty
	Name:	Thomas Hagerty
	Title:	Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

By:	THL EQUITY ADVISORS VI, LLC
its general partner
By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member
By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

By:	/s/ Thomas Hagerty
	Name:	Thomas Hagerty
	Title:	Managing Director

[Investor Signature Page to Amendment to Second Amended and Restated

Investment Agreement]

LIST OF EXHIBITS

Exhibit A:	Amended Form of Series B Certificate
Exhibit B:	Amended Form of Warrant